Summary Prospectus

March 1, 2018

THOMAS WHITE

AMERICAN OPPORTUNITIES FUND

INVESTOR CLASS: TWAOX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.thomaswhitefunds.com/fund-reports-and-literature/. You can also get this information at no cost by calling 1-800-811-0535 or by sending an e-mail request to info@thomaswhitefunds.com. The current prospectus and statement of additional information, both dated March 1, 2018, are incorporated by reference into this summary prospectus.

FUND SUMMARY - THOMAS WHITE AMERICAN OPPORTUNITIES FUND

FUND OBJECTIVE

The investment objective of the Thomas White American Opportunities Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum sales charge (load) on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the original purchase price or redemption price)	None
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.19%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of

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your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$121	$378	$654	$1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily (at least 80% of its net assets plus borrowings for investment purposes, if any) in equity securities (consisting of common stocks, preferred stocks and convertible securities) of U.S. companies. In determining whether a company is located in or associated with the U.S., the Advisor will consider any one of the following four factors when making its determination: (i) whether the company is organized in the U.S.; (ii) whether the U.S. is the primary securities trading market; (iii) whether the location of assets is in the U.S.; or (iv) whether the company derives at least half of its revenue or profits from the U.S. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy regarding investments in U.S. companies.

The Advisor employs a valuation-oriented stock selection strategy and broad portfolio diversification. The Advisor will select most of the stocks held by the Fund from the approximately 800 companies in the Russell Midcap Index. The Advisor currently researches over 4,000 issuers monthly and may purchase any of these securities for the Fund.

The Fund principally invests in mid- and small-size U.S. companies. The Fund may also invest in equity securities of larger size U.S. companies. Equity securities of mid- and small-size companies tend to have greater price fluctuations

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than larger, more established companies. The Advisor will attempt to manage this risk by normally owning securities issued by companies that represent a broad range of industries. The Fund will compare itself to, and attempt to outperform, the Russell Midcap Index.

While the Advisor will primarily invest the assets of the Fund in U.S. companies, the Fund can invest up to 20% of its assets in non-U.S. equity securities, including those from emerging market countries.

TWI seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce Fund portfolios with attractive relative valuation ratios, such as price-to-earnings and price-to-book. The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money.

Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

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Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries may affect the operations of foreign companies or the value of their stocks. Foreign securities that are issued and traded in foreign currencies are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. For instance, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency or other economic sanctions. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Emerging Markets and Less Developed Countries Risk: Securities of foreign issuers that are not in the developed market countries are subject to the same risks as securities of foreign issuers in developed market countries, but such risks may be more pronounced. The risks are greater because their social, political, legal and economic systems are frequently less stable, and exchange and regulatory effectiveness is often lower, than developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses and could cause the Fund to experience losses or fail to maintain an economically viable size. If the Fund fails to maintain an economically viable size, it may cease operations, and investors may be required to liquidate or transfer their investments at inopportune times.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

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FUND PERFORMANCE

The following bar chart and table indicate the risks of investing in the Fund by showing the annual returns of the Fund as of December 31, 2017 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The bar chart represents the annual total returns of the Investor Class shares of the Fund. The bar chart demonstrates that returns will fluctuate from year to year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1-, 5- and 10-year periods to those of broad-based securities market indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”).

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

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Total Annual Returns - Investor Class Shares

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	Worst Quarter

Qtr 4 2011: 15.05%	Qtr 4 2008: -26.26%

Average Annual Total Returns as of December 31, 2017	1 Year	5 Years	10 Years

Return Before Taxes - Investor Class	17.00%	13.57%	7.00%
Return After Taxes on Distributions - Investor Class	14.71%	11.47%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares - Investor Class	11.36%	10.51%	5.43%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	18.52%	14.96%	9.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

MANAGEMENT

Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.

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Portfolio Managers: Thomas S. White, Jr., President and Chief Investment Officer of TWI. Mr. White has served as Portfolio Manager of the Fund, assisted by TWI’s team of senior investment analysts, since its inception in June 1994.

Jinwen Zhang, Ph.D., CFA, Director of Research and Investment Committee Member of TWI. Dr. Zhang has served as a Portfolio Manager since February 2016.

Wei Li, Ph.D., CFA, Investment Committee Member of TWI. Dr. Li has served as a Portfolio Manager since February 2016.

Douglas M. Jackman, CFA, Investment Committee Member of TWI. Mr. Jackman has served as a Portfolio Manager since February 2016.

Jianzhong (John) Wu, Ph.D., CFA, Investment Committee Member of TWI. Dr. Wu has served as a Portfolio Manager since February 2016.

Ramkumar Venkatramani, CFA, Investment Committee Member of TWI. Mr. Venkatramani has served as a Portfolio Manager since February 2016.

Rex Mathew, CM, CFA, Investment Committee Member of TWI. Mr. Mathew has served as a Portfolio Manager since December 2016.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or sell (redeem) some or all of your Fund shares on any business day by written request via mail (Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-800-811-0535 (toll free). Investors who wish to purchase, exchange or sell (redeem) Fund shares through a broker-dealer should contact the broker-dealer directly. The Fund’s initial and additional investment minimums for Investor Class shares are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

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TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA. Such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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